Exhibit 4.1

SEE REVERSE SIDE FOR RESTRICTIVE LEGEND(S)

NUMBER COM-	* * SHARES COMMON STOCK

ONCOTHYREON INC.
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELEWARE

        This Certifies That                                                   is the record holder of                                                   (                  ) fully paid and nonassessable shares of Common Stock of ONCOTHYREON INC., transferable only on the books of the said Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed or assigned.

        This certificate and the shares it represents are subject to the provisions of the Certificate of Incorporation and the Bylaws of the corporation, and any amendments thereto, as well as the restrictive legends on the back of this certificate. Upon request, stockholders may obtain free of charge from the corporation's principal office a statement describing the preferences, limitations and relative rights granted to or imposed upon each class or series of shares or upon the holders of such shares.

        IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers this              day of                         , 20        .

Robert L. Kirkman	Edward A. Taylor
President and Chief Executive Officer	Secretary

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT.

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO                                       ,                          SHARES REPRESENTED BY THIS CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                                        ATTORNEY TO TRANSFER SAID SHARES ON THE SHARE REGISTER OF THE CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED

(Signature)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of this certificate, in every particular, without alteration or enlargement, or any change whatsoever